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                                                                   EXHIBIT 10.08

                               FIRST AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT


        This First Amendment, dated as of July 1, 1999 (the "Amendment"), to the Executive Employment Agreement, dated as of June 26, 1998 (the "Agreement"), between PacifiCare Health Systems, Inc., a Delaware corporation, and Richard E. Badger, an individual ("Executive"), hereby amends the Agreement as follows:

        1. AMENDMENT TO SECTIONS 3.2(d)(1) AND 4.1(a). Sections 3.2(d)(1) and 4.1(a) are hereby amended such that the period for which Executive is to receive his annual base salary under such sections is hereby changed from 12 to 24 months.

        2. AMENDMENT TO SECTIONS 3.2(b)(4), 3.2(d)(4), 4.1(c) AND 4.1(e).
Sections 3.2(b)(4), 3.2(d)(4), 4.1(c) and 4.1(e) are hereby amended such that the period for which Executive is to receive the benefit specified in such sections is hereby changed from 12 to 24 months.

        3. LIMITATION OF AMENDMENTS. Except as expressly provided herein, no terms or provision of any agreement or instrument are modified or changed by this Amendment and the terms and provisions of the Agreement, as amended by this Amendment, shall continue in full force and effect.

        4. GOVERNING LAW. This Amendment shall be construed, interpreted and enforced in accordance with, and governed by California law.

        5. CAPITALIZED TERMS. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

        6. DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART. Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

        7. WAIVERS AND AMENDMENTS. Neither this Amendment nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.



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        8. SECTION HEADINGS. The titles of the sections hereof appear as a matter of convenience only, do not constitute a part of this Amendment and shall not affect the construction hereof.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



                                            PACIFICARE HEALTH SYSTEMS, INC.,
                                            a Delaware corporation

                                            /s/ Alan R. Hoops
                                            ------------------------------------
                                            By:     Alan R. Hoops
                                            Title:  Chairman of the Board and
                                                    Chief Executive Officer




                                            /s/ Richard E. Badger
                                            ------------------------------------
                                            Richard E. Badger